                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 13, 2001



                                 EarthWeb Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-25107              13-3899472
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

          3 Park Avenue, New York, NY                   10016
    (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 725-6550
              (Registrant's telephone number, including area code)

                                     Item 5

On June 13, 2001, after receiving board approval and stockholder approval, EarthWeb Inc. changed its corporate name to Dice Inc. and its ticker symbol on the Nasdaq National Market System to "DICE" effective June 14, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EARTHWEB INC.
                                         (Registrant)

                                         By: /s/ Brian P. Campbell
                                         ----------------------------------
                                         Vice President and General Counsel